J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

For the year ended December 31, 2002, Seligman U.S. Government Securities Series posted a total return of 10.45% based on the net asset value of Class A shares. During the same period, the Fund’s peers, as measured by the Lipper General US Government Bond Funds Average, posted a total return of 9.94%, while the US government bond market, as measured by the Lehman Brothers Government Bond Index, posted a total return of 11.50%.

Interest rates continued to fall throughout 2002, and US Treasury bonds were in great demand due to their credit safety. A number of factors contributed to this environment, which benefited Seligman U.S. Government Securities Series.

The US economy failed to recover with the strength that had been anticipated at the beginning of the year, and many areas of the economy remained weak. In particular, the level of unemployment showed no improvement, and even moved modestly higher at year-end. These numbers were troubling for investors, who feared that layoffs and rising concerns about the availability of jobs would slow spending in the consumer sector of the economy, possibly derailing the recovery. Rising geopolitical tensions and corporate governance and accounting scandals increased investor uncertainty.

These factors, among others, pushed interest rates to levels not seen in over 40 years. Market rates fell across the yield curve, and the US Federal Reserve Board cut their target for the key federal funds rate by 50 basis points in November 2002. This action was a continuation of the aggressive rate-cutting moves taken in 2001.

We believe the economic recovery will strengthen over the course of 2003. However, we feel that progress will be slow and moderate. The recession of 2001 was mild by historical standards, and the US consumer continued to spend strongly throughout the downturn. Because of this, consumers are unlikely to increase spending significantly. The recovery thus depends upon corporations, who at this time remain highly cautious.

As the economy shows signs of strength, interest rates are likely to move off these 40-year lows, but rate increases are likely to be modest until the recovery seems more secure. The Fed is also unlikely to increase rates until they believe the US has moved through this economic weakness. Your Fund’s manager believes that the best opportunities in the year ahead will lie in mortgage-backed and US government agency securities. These securities offer yield advantages over US Treasuries and have historically delivered strong performances during periods of economic recovery.

Thank you for your continued support of Seligman U.S. Government Securities Series. A discussion with your Portfolio Manager, as well as the Fund’s investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By Order of the Trustees,

William C. Morris
Chairman

Brian T. Zino
President

February 14, 2003

1

Interview With Your Portfolio Manager
Christopher Mahony

Q:	How did Seligman U.S. Government Securities Series perform for the year ended December 31, 2002?

A:

For the year ended December 31, 2002, Seligman U.S. Government Securities Series posted a total return of 10.45% based on the net asset value of Class A shares. During the same period, the Fund’s peers, as measured by the Lipper General US Government Bond Funds Average, posted a total return of 9.94%, while the US government bond market, as measured by the Lehman Brothers Government Bond Index, posted a total return of 11.50%.

Q:	What economic and market factors influenced the Fund’s performance during this period?

A:

As the year began, we had believed that economic activity was increasing and that rates would head higher. The recovery, however, was slow at best, and concerns about its strength, as well as worries regarding a potential conflict with Iraq, rising energy prices, and mounting corporate scandals, drove investors to seek the credit safety of US Treasuries. Treasury yields thus fell significantly over the course of the year, with the ten-year note falling 124 basis points, from 5.07% to 3.83%.

Q:	What was your investment strategy?

A:

While we began 2002 in search of non-Treasury securities that would provide the Fund with additional yield during an economic recovery, we quickly reversed this strategy when it became clear to us that the recovery was not as solid as we had anticipated. In March 2002, we realized that credit risk was being penalized within this uncertain economic environment and we upgraded the Fund’s credit quality. This repositioning was a primary factor behind the Fund’s strong returns in 2002.

For most of the year, we were also anticipating a steepening of the yield curve, whereby securities with shorter terms would outperform those with longer terms. This forecast proved correct, with two- and five-year securities outperforming ten- and thirty-year securities. The Fund was thus positioned advantageously with an emphasis on these intermediate-term securities.

During this one-year period, we successfully capitalized on short-term market moves, both in sector trading and in trading across the yield curve. For example, when we recognized a short-term rally in agencies, we sold these and bought Treasuries. As the market’s pendulum swung back, we repositioned the portfolio.

We also tried to maximize returns for the Fund’s cash position. Rather than investing the Fund’s cash in plain-vanilla short-term securities, we purchased callable agencies, which we thought would behave like very short-term securities. We correctly anticipated that these securities would be called, which meant the principal would be refunded in six months, providing the portfolio with the short time frame we were looking for. These securities typically offered 100 to 150 basis points over standard short-term agency securities.

2

Interview With Your Portfolio Manager
Christopher Mahony

Q:	What is your outlook?

A:

Our economic and interest rate outlook is much as it was at the beginning of last year: we believe the economy will enter the recovery phase of the cycle, although possibly at a slow and muted pace. We believe that interest rates will rise accordingly. In such an environment, we think spread products will outperform Treasury securities. While Seligman U.S. Government Securities Series follows strict investment guidelines that prohibit us from purchasing corporate securities, we believe we have the flexibility needed to take advantage of this changing environment.

In November 2002, we began to reposition the portfolio for an anticipated recovery; one of the ways we have done this is through investment in US agency securities. These offer a yield advantage over US Treasuries, and we believe they will outperform US Treasuries in 2003.

We have also been increasing the portfolio’s exposure to mortgage-backed securities, while decreasing exposure to US Treasuries. Mortgage-backed securities offer a yield advantage, or a spread, over US Treasuries. Spread products have historically outperformed US Treasuries during periods of economic recovery.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman U.S. Government Securities Series is managed by the investment-grade team of Seligman’s Fixed Income Team. The investment-grade team is led by Christopher Mahony, who is assisted in the management of the Fund by seasoned research professionals who identify primarily long-term bonds issued or guaranteed by the US government, its agencies, and instrumentalities in order to seek high current income. The Seligman Fixed Income Team is led by Kendall Peterson. Team members include James Didden, Jeff Gallo, Paul Langlois, Paul Pertusi, Gregory Siegel, and Sau Lin Wu (trader).

3

Performance Overview

This chart compares a hypothetical $10,000 investment in the Seligman US Government Securities Series Class A, with and without the initial 4.75% maximum sales charge, to hypothetical $10,000 investments in the Lehman Brothers Government Bond Index (Lehman Bond Index) and the Lipper General US Government Bond Funds Average (Lipper Average) for the 10-year period ended December 31, 2002. Calculations assume reinvestment of distributions. The performances of Seligman U.S. Government Securities Series Class B, Class C, and Class D, which commenced on later dates, are not shown in this chart but are included in the table on page 5. The performances of Class B, Class C and Class D shares will differ from the performance shown for Class A, based on the differences in sales charges and fees paid by shareholders. This chart does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemptions of Fund shares. Past performance is not indicative of future investment results. Although the payment of principal and interest with respect to certain long-term securities held in Seligman U.S. Government Securities Series is guaranteed by the US government or its agencies, the rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. It is important to keep in mind that the Lehman Bond Index and the Lipper Average exclude the effects of taxes and sales charges, and the Lehman Bond Index also excludes the effect of fees.

Net Asset Value Per Share

	12/31/02	6/30/02	12/31/01

Class A	$7.39	$7.06	$6.97
Class B	7.40	7.08	6.98
Class C	7.40	7.07	6.98
Class D	7.40	7.07	6.98
Weighted Average Maturity			12.97 years

Dividend and Yield Information Per Share
For the Year Ended December 31, 2002

Dividends Paidø	Yields†
$0.292	2.87%
0.240	2.28
0.240	2.26
0.240	2.28

ø	Represents per share amount paid or declared for the year ended December 31, 2002.
†	Current yield, representing the annualized yield for the 30-day period ended December 31, 2002, has been computed in accordance with SEC regulations and will vary.

4

Performance Overview

Investment Results

Total Returns
For the Year Ended December 31, 2002

	Average Annual

Class A**	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 1/1/97	Class C Since Inception 5/27/99		Class D Since Inception 9/21/93

With Sales Charge	1.78%	5.17%	5.53%	5.60%	n/a	n/a		n/a
Without Sales Charge	6.83	10.45	6.55	6.12	n/a	n/a		n/a
Class B**

With CDSC††	1.27	4.63	5.43	n/a	5.91%	n/a		n/a
Without CDSC	6.27	9.63	5.76	n/a	6.03	n/a		n/a
Class C**

With Sales Charge and CDSC†††	4.39	7.55	n/a	n/a	n/a	6.48%		n/a
Without Sales Charge and CDSC	6.43	9.63	n/a	n/a	n/a	6.79		n/a
Class D**

With 1% CDSC	5.43	8.63	n/a	n/a	n/a	n/a		n/a
Without CDSC	6.43	9.63	5.76	n/a	n/a	n/a		4.89%
Lehman Brothers Government Bond Index†	7.43	11.50	7.77	7.56	8.08	8.77	‡	6.98	‡‡‡

Lipper General US Government Bond Funds Average†	6.01	9.94	6.51	6.49	6.96	7.46		5.98	‡‡

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

†

The Lehman Brothers Government Bond Index and the Lipper General US Government Bond Funds Average are unmanaged benchmarks that assume reinvestment of dividends and exclude the effect of taxes and sales charges. The Lehman Brothers Government Bond Index also excludes the effect of fees. Investors cannot invest directly in an average or an index.

††	The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
†††	The CDSC is 1% for periods of 18 months or less.
‡	From May 31, 1999.
‡‡	From September 23, 1993.
‡‡‡	From September 30, 1993.

An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

5

Portfolio of Investments
December 31, 2002

	Principal Amount	Value

US Full Faith and Credit Obligations 85.1%
US Treasury Bonds:
6.25%, due 8/15/2023	$ 7,935,000	$ 9,324,871
5.375%, due 2/15/2031	20,245,000	22,076,545
US Treasury Notes:
1.75%, due 12/31/2004	16,410,000	16,463,858
6.5%, due 5/15/2005	8,000,000	8,882,816
4.375%, due 5/15/2007	3,960,000	4,253,598
4.75%, due 11/15/2008	28,600,000	31,227,653
5%, due 8/15/2011	4,000,000	4,387,504
4.875%, due 2/15/2012	4,440,000	4,822,777
4%, due 11/15/2012	19,220,000	19,497,806
Government National Mortgage Association (“Ginnie Mae”):*
5%, due 6/20/2023	7,000,000	7,183,685
6.25%, due 7/16/2026	477,916	487,330
6.5%, due 9/20/2026	5,000,000	5,177,633
6.95%, due 2/20/2027	78,698	78,678
5%, due 3/20/2027	3,815,995	4,014,725
6.25%, due 6/20/2027	1,406,062	1,444,416
6.5%, due 12/15/2028	1,032,047	1,085,197
5%, due 4/20/2029	3,256,982	3,328,410
6%, due 5/20/2029	1,387,117	1,442,662
5%, due 1/20/2030	3,290,616	3,361,804
6.69%, due 5/15/2034	2,251,555	2,496,849
6.85%, due 6/15/2034	1,890,644	2,113,443
Guaranteed Trade Trust*
7.02%, due 9/1/2004	533,333	559,763
Small Business Administration
5.199%, due 8/1/2012	2,000,000	2,052,914
US Government Gtd. Title XI (American Heavy Lift)
7.18%, due 6/1/2017	4,500,000	4,905,400
US Government Gtd. Title XI (Bay Transportation)
7.3%, due 6/1/2021	2,522,000	2,881,486
US Government Gtd. Title XI (Vessel Management)
6.75%, due 7/15/2025	1,840,000	2,044,240
Veteran Affairs Vendee Mortgage Trust*
7.5%, due 12/15/2006	1,339,790	1,436,168

Total US Full Faith and Credit Obligations (Cost $163,948,037)		167,032,231

See footnotes on page 7.

6

Portfolio of Investments
December 31, 2002

	Principal Amount	Value

Agency Obligations 8.1%
Federal Home Loan Mortgage (“Freddie Mac”):*
3.61%, due 1/28/2005	$ 4,000,000	$ 4,006,500
5.5%, due 7/15/2006	2,300,000	2,530,352
6%, due 11/1/2010	1,041,233	1,083,005
4.75%, due 10/11/2012	4,000,000	4,043,432
Federal National Mortgage Association (“Fannie Mae”):*
8.5%, due 9/1/2015	205,136	226,488
6%, due 9/1/2028	1,481,797	1,538,386
7%, due 5/1/2029	274,523	289,081
6%, due 12/1/2031	2,169,746	2,246,817

Total Agency Obligations (Cost $15,186,345)		15,964,061

Repurchase Agreement 6.1%
State Street Bank & Trust 1%, dated 12/31/2002 maturing 1/2/2003, collateralized by $9,075,000 US Treasury Bonds 10.375%, due 11/15/2012, with a fair market value of $12,262,503 (Cost $11,900,000)	11,900,000	11,900,000

Total Investments (Cost $191,034,382) 99.3%		194,896,292

Other Asset Less Liabilities 0.7%		1,478,252

Net Assets 100.0%		$196,374,544

*

Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these securities.

See Notes to Financial Statements.

7

Statement of Assets and Liabilities
December 31, 2002

Assets:

Investments, at value:
Long-term holdings (cost $179,134,382)	$182,996,292
Repurchase agreement (cost $11,900,000)	11,900,000	$194,896,292
Cash		25,826
Receivable for dividends and interest		1,575,310
Receivable for shares of Beneficial Interest sold		1,052,933
Investment in and expensed prepaid to shareholder service agent		87,427
Other		21,954

Total Assets:		197,659,742

Liabilities:

Payable for shares of Beneficial Interest repurchased		835,979
Dividends payable		104,730
Management fee payable		81,301
Accrued expenses and other		263,188

Total Liabilities		1,285,198

Net Assets		$196,374,544

Composition of Net Assets:

Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 26,546,401 shares outstanding):
Class A		$ 10,903
Class B		8,989
Class C		3,443
Class D		3,211
Additional paid-in capital		196,902,330
Dividends in excess of net investment income		(1,315,746)
Accumulated net realized loss		(3,100,496)
Net unrealized appreciation of investments		3,861,910

Net Assets		$196,374,544

Net Asset Value Per Share:

Class A ($80,556,209 ÷ 10,903,341)		$ 7.39
Class B ($66,562,652 ÷ 8,988,999)		$ 7.40
Class C ($25,488,175 ÷ 3,443,241)		$ 7.40
Class D ($23,767,508 ÷ 3,210,820)		$ 7.40

See Notes to Financial Statements

8

Statement of Operations
For the Year Ended December 31, 2002

Investment Income:

Interest	$ 8,331,506

Expenses:

Distribution and service fees	1,130,540
Management fees	847,958
Shareholder account services	619,659
Registration	81,225
Custody and related services	55,620
Shareholder reports and communications	36,490
Auditing and legal fees	27,294
Trustees’ fees and expenses, net	5,149
Miscellaneous	6,980

Total Expenses	2,810,915

Net Investment Income	5,520,591

Net Realized and Unrealized Gain on Investments:

Net realized gain on investments	6,984,052
Net change in unrealized appreciation of investments	3,489,315

Net Gain on Investments	10,473,367

Increase in Net Assets from Operations	$15,993,958

See Notes to Financial Statements

9

Statements of Changes in Net Assets

	Year Ended December 31,

	2002	2001

Operations:

Net investment income	$ 5,520,591	$ 5,605,907
Net realized gain on investments	6,984,052	2,196,752
Net change in unrealized appreciation of investments	3,489,315	(1,907,683)

Increase in Net Assets from Operations	15,993,958	5,894,976

Distributions to Shareholders:

Net investment income:
Class A	(2,735,675)	(3,210,596)
Class B	(1,578,693)	(1,351,383)
Class C	(610,497)	(373,591)
Class D	(595,726)	(670,337)

Total	(5,520,591)	(5,605,907)

Dividends in excess of net investment income:
Class A	(302,254)	(177,837)
Class B	(174,424)	(74,854)
Class C	(67,451)	(20,693)
Class D	(65,819)	(37,131)

Total	(609,948)	(310,515)

Decrease in Net Assets from Distributions	(6,130,539)	(5,916,422)

Transactions in Shares of Beneficial Interest:

Net proceeds from sales of shares	63,046,881	188,749,290
Investment of dividends	4,612,373	4,049,851
Exchanged from associated funds	194,237,591	272,657,489

Total	261,896,845	465,456,630

Cost of shares repurchased	(72,749,169)	(72,166,992)
Exchanged into associated funds	(164,983,418)	(343,819,612)

Total	(237,732,587)	(415,986,604)

Increase in Net Assets from Transactions in Shares of Beneficial Interest	24,164,258	49,470,026

Increase in Net Assets	34,027,677	49,448,580

Net Assets:

Beginning of year	162,346,867	112,898,287

End of Year (net of dividends in excess of net investment income of $1,315,746 and $705,798, respectively)	$ 196,374,544	$ 162,346,867

See Notes to Financial Statements

10

Notes to Financial Statements

1.

Multiple Classes of Shares — Seligman U.S. Government Securities Series (the “Fund”) offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Investments in US Government and Government agency securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of portfolio securities for financial reporting purposes.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

11

Notes to Financial Statements

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2002, distribution and service fees were the only class-specific expenses.

f.

Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002, amounted to $327,340,481 and $296,447,662, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $191,650,543. The tax basis cost was greater than the cost for financial reporting purposes due to tax deferral of losses on wash sales in the amount of $342,141 and the amortization of premium for financial reporting purposes of $274,020. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $3,299,563 and $53,814, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $15,206 from sales of Class A shares. Commissions of $116,774 and $112,119 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2002, fees incurred under the Plan aggregated $187,254, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of

12

Notes to Financial Statements

the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $534,713, $207,494, and $201,079, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2002, such charges amounted to $61,491.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2002, amounted to $15,699.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2002, Seligman Services, Inc. received commissions of $1,799 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $15,845, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $619,659 for shareholder account services in accordance with a methodology approved by the Fund’s trustees.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in trustees’ fees and expenses. For the year ended December 31, 2002, the loss from the return on deferred fees was $3,874, reducing trustees’ fees and expenses. The accumulated balance thereof at December 31, 2002, of $16,901 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

13

Notes to Financial Statements

5.

Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2002, the Fund did not borrow from the credit facility.

6.

Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $3,800,081, which is available for offset against future taxable net capital gains, expiring in various amounts through 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7.

Transactions in Shares of Beneficial Interest — The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Year Ended December 31,

	2002		2001

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	6,388,872	$ 45,495,003	24,720,642	$ 173,336,602
Investment of dividends	330,711	2,356,375	335,147	2,336,533
Exchanged from associated funds	17,932,044	128,468,176	29,952,797	209,530,416

Total	24,651,627	176,319,554	55,008,586	385,203,551

Cost of shares repurchased	(6,253,887)	(44,318,016)	(7,934,318)	(55,615,040)
Exchanged into associated funds	(19,225,871)	(137,541,766)	(44,458,267)	(310,931,586)

Total	(25,479,758)	(181,859,782)	(52,392,585)	(366,546,626)

Increase (decrease)	(828,131)	$ (5,540,228)	2,616,001	$ 18,656,925

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	426,608	$ 3,051,588	439,502	$ 3,085,004
Investment of dividends	171,637	1,229,086	126,604	886,021
Exchanged from associated funds	5,575,083	40,102,543	4,976,980	35,059,276

Total	6,173,328	44,383,217	5,543,086	39,030,301

Cost of shares repurchased	(1,911,741)	(13,717,348)	(1,096,789)	(7,689,506)
Exchanged into associated funds	(1,654,959)	(11,796,435)	(2,405,117)	(16,843,369)

Total	(3,566,700)	(25,513,783)	(3,501,906)	(24,532,875)

Increase	2,606,628	$ 18,869,434	2,041,180	$ 14,497,426

14

Notes to Financial Statements

	Year Ended December 31,

	2002		2001

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,819,329	$ 13,048,109	1,480,911	$ 10,412,211
Investment of dividends	67,075	480,871	39,448	275,814
Exchanged from associated funds	1,669,134	12,070,793	1,798,575	12,615,299

Total	3,555,538	25,599,773	3,318,934	23,303,324

Cost of shares repurchased	(999,302)	(7,199,641)	(520,813)	(3,633,633)
Exchanged into associated funds	(1,400,084)	(10,104,774)	(1,191,820)	(8,284,056)

Total	(2,399,386)	(17,304,415)	(1,712,633)	(11,917,689)

Increase	1,156,152	$ 8,295,358	1,606,301	$ 11,385,635

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	202,892	$ 1,452,181	273,019	$ 1,915,473
Investment of dividends	76,394	546,041	78,855	551,483
Exchanged from associated funds	1,884,015	13,596,079	2,203,876	15,452,498

Total	2,163,301	15,594,301	2,555,750	17,919,454

Cost of shares repurchased	(1,054,571)	(7,514,164)	(747,407)	(5,228,813)
Exchanged into associated funds	(778,402)	(5,540,443)	(1,114,053)	(7,760,601)

Total	(1,832,973)	(13,054,607)	(1,861,460)	(12,989,414)

Increase	330,328	$ 2,539,694	694,290	$ 4,930,040

15

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Year Ended December 31,

	2002	2001††	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Year	$ 6.97	$ 6.91	$ 6.50	$ 7.09	$ 6.88

Income from Investment Operations:

Net investment income	0.26	0.32	0.36	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.45	0.08	0.41	(0.59)	0.21

Total from Investment Operations	0.71	0.40	0.77	(0.25)	0.57

Less Distributions:

Dividends from net investment income	(0.26)	(0.32)	(0.36)	(0.34)	(0.36)
Dividends in excess of net investment income	(0.03)	(0.02)	—	—	—

Total Distributions	(0.29)	(0.34)	(0.36)	(0.34)	(0.36)

Net Asset Value, End of Year	$ 7.39	$ 6.97	$ 6.91	$ 6.50	$ 7.09

Total Return:	10.45%	5.95%	12.26%	(3.63)%	8.46%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$ 80,556	$ 81,722	$ 62,982	$ 64,575	$ 55,503
Ratio of expenses to average net assets	1.24%	1.16%	1.21%	1.25%	1.05%
Ratio of net investment income to average net assets	3.68%	4.59%	5.49%	4.99%	5.11%
Portfolio turnover rate	184.24%	66.84%	37.42%	51.59%	99.43%

See footnotes on page 19.

16

Financial Highlights

Class B

	Year Ended December 31,

	2002	2001††	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Year	$ 6.98	$ 6.93	$ 6.51	$ 7.11	$ 6.89

Income from Investment Operations:

Net investment income	0.21	0.27	0.32	0.29	0.30
Net realized and unrealized gain (loss) on investments	0.45	0.07	0.42	(0.60)	0.22

Total from Investment Operations	0.66	0.34	0.74	(0.31)	0.52

Less Distributions:

Dividends from net investment income	(0.21)	(0.27)	(0.32)	(0.29)	(0.30)
Dividends in excess of net investment income	(0.03)	(0.02)	—	—	—

Total Distributions	(0.24)	(0.29)	(0.32)	(0.29)	(0.30)

Net Asset Value, End of Year	$ 7.40	$ 6.98	$ 6.93	$ 6.51	$ 7.11

Total Return:	9.63%	5.01%	11.59%	(4.47)%	7.78%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$ 66,563	$ 44,557	$ 30,064	$ 25,611	$ 27,924
Ratio of expenses to average net assets	1.99%	1.91%	1.96%	2.00%	1.83%
Ratio of net investment income to average net assets	2.93%	3.84%	4.74%	4.24%	4.33%
Portfolio turnover rate	184.24%	66.84%	37.42%	51.59%	99.43%

See footnotes on page 19.

17

Financial Highlights

Class C

	Year Ended December 31,
				5/27/99* to 12/31/99
	2002	2001††	2000

Per Share Data:

Net Asset Value, Beginning of Period	$ 6.98	$ 6.92	$ 6.51	$ 6.78

Income from Investment Operations:

Net investment income	0.21	0.27	0.32	0.17
Net realized and unrealized gain (loss) on investments	0.45	0.08	0.41	(0.27)

Total from Investment Operations	0.66	0.35	0.73	(0.10)

Less Distributions:

Dividends from net investment income	(0.21)	(0.27)	(0.32)	(0.17)
Dividends in excess of net investment income	(0.03)	(0.02)	—	—

Total Distributions	(0.24)	(0.29)	(0.32)	(0.17)

Net Asset Value, End of Period	$ 7.40	$ 6.98	$ 6.92	$ 6.51

Total Return:	9.63%	5.16%	11.43%	(1.59)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$ 25,488	$ 15,961	$ 4,714	$ 2,851
Ratio of expenses to average net assets	1.99%	1.91%	1.96%	2.03	%ø
Ratio of net investment income to average net assets	2.93%	3.84%	4.74%	4.37	%ø
Portfolio turnover rate	184.24%	66.84%	37.42%	51.59	%†

See footnotes on page 19.

18

Financial Highlights

Class D

	Year Ended December 31,

	2002	2001††	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Year	$ 6.98	$ 6.92	$ 6.51	$ 7.11	$ 6.89

Income from Investment Operations:

Net investment income	0.21	0.27	0.32	0.29	0.30
Net realized and unrealized gain (loss) on investments	0.45	0.08	0.41	(0.60)	0.22

Total from Investment Operations	0.66	0.35	0.73	(0.31)	0.52

Less Distributions:

Dividends from net investment income	(0.21)	(0.27)	(0.32)	(0.29)	(0.30)
Dividends in excess of net investment income	(0.03)	(0.02)	—	—	—

Total Distributions	(0.24)	(0.29)	(0.32)	(0.29)	(0.30)

Net Asset Value, End of Year	$ 7.40	$ 6.98	$ 6.92	$ 6.51	$ 7.11

Total Return:	9.63%	5.16%	11.43%	(4.47)%	7.78%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$ 23,768	$ 20,106	$ 15,138	$ 17,797	$ 26,614
Ratio of expenses to average net assets	1.99%	1.91%	1.96%	2.00%	1.83%
Ratio of net investment income to average net assets	2.93%	3.84%	4.74%	4.24%	4.33%
Portfolio turnover rate	184.24%	66.84%	37.42%	51.59%	99.43%

*	Commencement of offering of shares.
ø	Annualized.
†	For the year ended December 31, 1999.
††

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain (loss) on investments by $0.02 for each class and decrease the ratios of net investment income to average net assets from 4.83% to 4.59% for Class A, and from 4.08% to 3.84% for Classes B, C, and D. The per share data and ratios for periods prior to January 1, 2001, have not been restated.

See Notes to Financial Statements.

19

Report of Independent Auditors

The Trustees and Shareholders,
Seligman U.S. Government Securities Series of
Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities of Seligman U.S. Government Securities Series (the “Fund”), including the portfolio of investments as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Series as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2003

20

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman U.S. Government Securities Series is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (73)[2,4] • Trustee: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (67)[3,4] • Trustee: 1991 to Date • Oversees 61 Portfolios in Fund Complex

President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (69)[3,4] • Trustee: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company);Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products).

John E. Merow (73)[2,4] • Trustee: 1984 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc.(manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

See footnotes on page 24.

21

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman U.S. Government Securities Series is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (60)[2,4] • Trustee: 1984 to Date • Oversees 61 Portfolios in Fund Complex

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (61)[2,4] • Trustee: 2000 to Date • Oversees 60 Portfolios in Fund Complex

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

James Q. Riordan (75)[3,4] • Trustee: 1991 to Date • Oversees 61 Portfolios in Fund Complex

Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development. Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

Robert L. Shafer (70)[3,4] • Trustee: 1984 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (67)[2,4] • Trustee: 1993 to Date • Oversees 61 Portfolios in Fund Complex

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).

See footnotes on page 24.

22

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman U.S. Government Securities Series is set forth below.

Interested Trustees and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (64)*[1] • Trustee and Chairman of the Board: 1998 to Date • Oversees 61 Portfolios in Fund Complex

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); And Director, Seligman Data Corp. and Kerr-McGee Corporation (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (50)*[1] • Trustee: 1993 to Date • President: 1995 to Date • Chief Executive Officer: Nov. 2002 to Date • Oversees 61 Portfolios in Fund Complex

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual Insurance Company.

Paul C. Guidone (45)*[1] • Trustee: May 2002 to Date • Oversees 60 Portfolios in Fund Complex

Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.

Christopher J. Mahony (39) • Vice President and Portfolio Manager: 2001 to Date

Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated. Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc. and Seligman Portfolios, Inc., and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio, and Co-Portfolio Manager of its Income Portfolio; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. since 1994; and Portfolio Manager, Neuberger and Berman from 1991 to 1994.

Thomas G. Rose (45) • Vice President: 2000 to Date

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

See footnotes on page 24.

23

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman U.S. Government Securities Series is set forth below.

Interested Trustees and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (46) • Vice President: 1992 to Date • Treasurer: 2000 to Date

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (38) • Secretary: 1994 to Date

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated; and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the trustees and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Trustees.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Trustee Nominating Committee
4 Board Operations Committee

24